UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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RegeneRx Biopharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Allan L. Goldstein Ph.D. Chairman and Chief Scientific Officer

April 18, 2007

Dear Fellow Stockholder:

You are cordially invited to attend the 2007 Annual Meeting (the “Meeting”) of Stockholders of RegeneRx Biopharmaceuticals, Inc. (the “Company”), to be held at 10:00 a.m., Eastern Daylight Savings time, on Thursday, June 7, 2007, at 2550 M Street, NW, Washington, DC.

An important aspect of the Meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon: (i) the election of six (6) directors of the Company, and (ii) the ratification of the appointment of Reznick Group, P.C. as the Company’s independent auditors.

The Board of Directors has determined that the matters to be considered at the Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote “FOR” the nominees as directors specified under Proposal 1; and “FOR” the ratification of the independent accountants specified under Proposal 2.

I encourage you to attend the Meeting in person. Whether or not you plan to attend, please vote your shares and sign and return the enclosed proxy statement as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

Your Board of Directors and management are committed to the success of the Company and the enhancement of the value of your investment. I want to express my appreciation for your confidence and support.

Very truly yours,

Allan L. Goldstein, Ph.D.
Chairman of the Board

RegeneRx Biopharmaceuticals, Inc.    | 3 Bethesda Metro Center, Suite 630, Bethesda, MD 20814

PHONE 301.280.1992    | FAX 301.280.1996    | WEB www.regenerx.com

REGENERX BIOPHARMACEUTICALS, INC.

3 Bethesda Metro Center, Suite 630

Bethesda, Maryland 20814

(301) 280-1992

NOTICE OF MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 7, 2007

NOTICE IS HEREBY GIVEN that the 2007 Annual Meeting (the “Meeting”) of Stockholders of RegeneRx Biopharmaceuticals, Inc. (the “Company”) will be held as follows:

TIME	10:00 a.m. Eastern Daylight Savings time

DATE	Wednesday, June 7, 2007

PLACE	2550 M Street, NW, Washington, DC

ITEMS OF BUSINESS

(1)    To elect six directors, each for a term expiring at next year’s Annual Meeting of Stockholders.

(2)    To ratify the Audit Committee of the Board of Directors’ appointment of Reznick Group, P.C. as the Company’s independent auditors for the fiscal year ending December 31, 2007.

(3)    To transact any other business that may properly come before the Meeting and any adjournment or postponement of the Meeting.

RECORD DATE	Holders of record of the Company’s common stock at the close of business on April 13, 2007 will be entitled to attend and vote at the Meeting or any adjournment thereof. In the event that there are not sufficient votes for a quorum, or to approve or ratify any of the foregoing proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A complete list of the stockholders entitled to vote at the Meeting will be available at the executive offices of the Company.

ANNUAL REPORT	The Company’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2006 is enclosed.

PROXY VOTING	It is important that your shares be represented and voted at the Meeting. You can vote your shares by returning the enclosed proxy card in the enclosed envelope. If your shares are held in “street name” with a bank, broker or some other third party, you also may be able to submit your proxy vote by telephone or via the internet. Check your proxy card to see if voting by telephone and/or the internet is available to you. Regardless of the number of shares you own, your vote is very important. Please act today.

BY ORDER OF THE BOARD OF DIRECTORS

ALLAN L. GOLDSTEIN, PH.D.
Chairman of the Board

Bethesda, Maryland

April 18, 2007

REGENERX BIOPHARMACEUTICALS, INC.

3 Bethesda Metro Center, Suite 630

Bethesda, Maryland 20814

(301) 280-1992

PROXY STATEMENT

MEETING OF STOCKHOLDERS

JUNE 7, 2007

REGENERX BIOPHARMACEUTICALS, INC.

3 Bethesda Metro Center, Suite 630

Bethesda, Maryland 20814

(301) 280-1992

PROXY STATEMENT

SOLICITATION AND VOTING PROXIES

The Board of Directors of RegeneRx Biopharmaceuticals, Inc. (the “Company”) is using this proxy statement to solicit proxies from the holders of the Company’s common stock for use at the Company’s 2007 Annual Meeting of Stockholders (the “Meeting”). The Meeting will be held on June 7, 2007 at 10:00 a.m., Eastern Daylight Savings time, at 2550 M Street, NW, Washington, DC. This proxy statement and the accompanying materials are being mailed to stockholders on or about April 18, 2007.

At the Meeting, stockholders will be asked to vote on two proposals: (1) the election of six directors of the Company, each to serve for a term expiring at next year’s Annual Meeting of stockholders, and (2) the ratification of the appointment of Reznick Group, P.C. as the Company’s independent auditors for the fiscal year ending December 31, 2007. These proposals are described in more detail below. Stockholders also will consider any other matters that may properly come before the Meeting. Other than matters set forth on the attached Notice of 2007 Annual Meeting of Stockholders, the Board knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holders’ discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Meeting, including whether or not to adjourn the Meeting.

Regardless of the number of shares of common stock owned, it is important that record holders of a majority of the shares be represented by proxy or present in person at the Meeting. Stockholders are required to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. By submitting your proxy, you authorize the Company’s Board of Directors (the “Board”) to represent you and vote your shares at the Meeting in accordance with your instructions. The Board also may vote your shares to adjourn the Meeting from time to time and will be authorized to vote your shares at any adjournments or postponements of the Meeting. Where no instructions are indicated, signed proxy cards will be voted FOR the election of the nominees for directors named in this proxy statement, and FOR ratification of Reznick Group, P.C. as the Company’s independent auditors for the fiscal year ending December 31, 2007.

You may revoke your proxy at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivery to the Company a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holders to vote personally at the Meeting.

The Company will pay the costs of soliciting proxies. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company’s common stock. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies personally or by facsimile, telegraph or telephone, without additional compensation. The cost of solicitation on behalf of the management will be borne by the Company. Proxies may be solicited personally or by telephone by directors, officers, and other employees of the Company, without additional compensation. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

The Company’s Annual Report on Form 10-K, for the year ended December 31, 2006, filed by the Company with the Securities and Exchange Commission, is enclosed. The Form 10-K, does not constitute a part of the proxy solicitation materials and is not incorporated into this proxy statement by reference.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE PROMPTLY.

INFORMATION ABOUT THE MEETING AND VOTING SECURITIES

What is the purpose of the Meeting?

At the Meeting, stockholders will be asked to vote on the following proposals:

Proposal 1.	Election of six directors of the Company, each for a term expiring at next year’s Meeting of stockholders; and

Proposal 2.	Ratification of the appointment of Reznick Group, P.C. as the Company’s independent auditors for the fiscal year ending December 31, 2007.

Stockholders also will act on any other business that may properly come before the Meeting. Members of our management team will be present at the Meeting to respond to your questions.

Who is entitled to vote?

The close of business on April 13, 2007 has been fixed by the Board of Directors as the record date (the “Record Date”). Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the Meeting and at any adjournment thereof. The only class of stock entitled to be voted at the Meeting is the Company’s common stock. Each outstanding share of common stock is entitled to one vote for all matters before the Meeting. There is no cumulative voting. The total number of shares of common stock (“Common Stock”) outstanding on the Record Date was 46,553,527 as reported by the Company’s transfer agent.

What if my shares are held in “street name” by a broker?

If your shares are held in “street name” by a broker, your broker is required to vote your shares in accordance with your instructions. If you do not give instructions to your broker, your broker will nevertheless be entitled to vote your shares with respect to “discretionary” items, but will not be permitted to vote your shares with respect to “non-discretionary” items. Both Proposals 1 and 2 are “discretionary items.”

How many shares must be present to hold the Meeting?

A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum.

What if a quorum is not present at the Meeting?

If a quorum is not present or there are not sufficient votes to approve or ratify any proposal at the time of the Meeting, the stockholders who are represented may adjourn the Meeting until a quorum is present. The time and place of the adjourned Meeting will be announced at the time the adjournment is taken. An adjournment will have no effect on the business that may be conducted at the Meeting.

How do I vote?

1. YOU MAY VOTE BY PROXY. If you properly complete and sign the accompanying proxy card and return it in the enclosed envelope, it will be voted in accordance with your instructions. If your shares are held in “street name” with a bank, broker or some other third party, you also may be able to submit your proxy vote by telephone or via the internet.

2. YOU MAY VOTE IN PERSON AT THE MEETING. If you plan to attend the Meeting and wish to vote in person, we will give you a ballot at the Meeting. Note, however, that if your shares are held in “street name” with a bank, broker or some other third party, you will need to obtain a proxy from the record holder of your shares indicating that you were the beneficial owner of those shares on April 13, 2007, the record date for voting at the Meeting. You are encouraged to vote by proxy prior to the Meeting even if you plan to attend the Meeting.

Can I change my vote after I submit my proxy?

Yes, you may revoke your proxy and change your vote at any time before the polls close at the Meeting by:

•	submitting another proxy with a later date;

•	giving written notice of the revocation of your proxy to the Company’s Secretary prior to the Meeting; or

•	voting in person at the Meeting. Your proxy will not be automatically revoked by your mere attendance at the Meeting; you must actually vote at the Meeting to revoke a prior proxy.

How does the Board of Directors recommend I vote on the proposals?

Your Board recommends that you vote:

•	FOR election of the six nominees named in this proxy statement to the Board of Directors; and

•	FOR ratification of the Audit Committee of the Board of Directors’ appointment of Reznick Group, P.C. as the Company’s independent auditors for the fiscal year ending December 31, 2007.

What if I do not specify how my shares are to be voted?

As for the election of Directors set forth in Proposal 1, the proxy card being provided by the Board of Directors enables a stockholder to vote “FOR” the election of the nominees proposed by the Board of Directors, or to “WITHHOLD” authority to vote for one or more of the nominees being proposed. Under Delaware law and the Company’s bylaws, the elections of a director requires a plurality of the votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld. Plurality of the votes means the six nominees receiving the highest number of “FOR” votes will be elected as directors.

As to the ratification of the appointment of Reznick Group, P.C. as the Independent Accountants of the Company set forth in Proposal 2 and all other matters that may properly come before the Meeting, by checking the appropriate box, a stockholder may: (i) vote “FOR” the proposal, (ii) vote “AGAINST” the proposal, or (iii) “ABSTAIN” from voting on such proposal. Under Delaware law and the Company’s bylaws, the affirmative vote of a majority of the votes cast at the Meeting, in person or by proxy, is required to constitute stockholder approval and ratification of Proposal 2. Accordingly, shares as to which the “ABSTAIN” box has been selected on the proxy card for such proposals will not be counted as votes cast for purposes of Delaware law and the Company’s bylaws. Shares underlying broker non-votes will not be counted as present and entitled to vote or as votes cast and will have no effect on such proposals.

If you are a stockholder of record and you submit an executed proxy but do not indicate any voting instructions, your shares will be voted:

•	FOR the election of the six nominees named in this proxy statement to the Board of Directors; and

•	FOR ratification of the appointment of Reznick Group, P.C. as the Company’s independent auditors for the fiscal year ending December 31, 2007.

If your shares are held in “street name” with a broker, your broker may vote your shares in its discretion with respect to “discretionary” items. In the case of “non-discretionary” items, of which there are none on the formal agenda, your shares will not be voted unless you provide your broker with instructions on how to vote your shares. The election of directors and the ratification of the appointment of Reznick Group, P.C. as the Company’s independent auditors are “discretionary items.”

Will any other business be conducted at the Meeting?

The Board of Directors knows of no other business that will be presented at the Meeting. If, however, any other proposal properly comes before the stockholders for a vote at the Meeting, the Board of Directors, as holder of your proxy, will vote your shares in accordance with its best judgment.

What happens if a nominee is unable to stand for election?

If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the Board of Directors, as holder of your proxy, will vote your shares for the substitute nominee unless you have withheld authority to vote for the nominee replaced.

BENEFICIAL OWNERSHIP

OF PRINCIPAL STOCKHOLDERS, DIRECTORS AND MANAGEMENT

The following table shows, as of March 31, 2007, the beneficial ownership of the Company’s common stock by (a) each stockholder known to us to beneficially own more than 5% of our Common Stock, (b) each of our directors, (c) our Chief Executive Officer, Chief Financial Officer and our one additional most highly compensated executive officer (the “Named Executive Officers” or “NEOs”), and (d) our directors, director nominees and executive officers as a group. (Note, the Company’s executive officers number 3 in total.)

In general, “Beneficial Ownership” refers to shares that an individual or entity has the power to vote or dispose of, and any rights to acquire Common Stock that are currently exercisable or will become exercisable within 60 days of March 31, 2007 (“Acquirable Within 60 Days.”) Unless otherwise indicated, each person named below holds sole investment and voting power, other than the powers that may be shared with the person’s spouse under applicable law. The Percent of Common Stock Outstanding represents the respective Beneficial Ownership amount as compared to the total of the Company’s outstanding stock on March 31, 2007 which was 46,553,527, plus the respective individual’s amount of shares Acquirable Within 60 Days.

	Beneficial Ownership
Name of Beneficial Owner	Common Stock	Acquirable within 60 days	Total		Percent of class

Directors:

J.J. Finkelstein	1,456,638	550,000	2,006,638	(1)	4.3%

Allan Goldstein	1,880,446	350,000	2,230,446		4.8%

Rick Hindin	1,592,710	137,500	1,730,210		3.7%

Joseph McNay	1,339,111	137,500	1,476,611		3.2%

Mauro Bove	—	104,166	104,166		*

Thompson Bowles	—	33,333	33,333		*

Executive officers who are not Directors:

David Crockford	—	102,500	102,500		*

Neil Lyons	—	66,666	66,666		*

All directors, and executive officers as a group	6,268,905	1,312,499	7,581,404		15.8%

More than 5% stockholders:

Sigma - Tau	16,257,385	1,547,503	17,804,888		37.0%

*	- less than 1%.
(1)

Consists of (i) 1,428,138 shares owned directly by Mr. Finkelstein over which he has sole voting and dispositive powers; and (ii) 28,500 shares held by Mr. Finkelstein’s minor daughter with respect to which Mr. Finkelstein shares voting and dispositive powers.

PROPOSAL 1—ELECTION OF DIRECTORS

The Company’s bylaws allow for not less than three and not more than seven Directors. Directors are elected annually to serve one-year terms. Our Board is currently comprised of the following six directors:

•	Four independent directors: Mauro Bove, Thompson Bowles, Richard Hindin and Joseph McNay.

•	One advisor: Allan Goldstein, who is also the Chairman of the Board and Chief Scientific Advisor.

•	One executive: J.J. Finkelstein, who is also the President and Chief Executive Officer.

Each of the incumbent directors is a current nominee for director on our Board. All of these nominees for director, if elected, will hold office until the next Meeting of stockholders or until his successor is elected and qualified. Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the Board of Directors, as holder of your proxy, will vote your shares for the substitute nominee, unless you have withheld authority to vote for the nominee replaced. The affirmative vote of a plurality of the votes cast at the Meeting by the holders of shares present in person or by proxy at the Meeting is required to elect the nominees.

The following information outlines the name and age of each nominee for director (as of April 18, 2007), his or her current principal occupation, any other position held with the Company, and the period during which he has served as a director of the Company:

Name	Age	Principal Occupation/Position Held	Director since
Allan Goldstein	69	Chairman of the Department of Biochemistry and Molecular Biology, George Washington University School of Medicine and Health Sciences. Founder of RegeneRx, Chairman of the Board and Chief Scientific Advisor.	1982

J.J. Finkelstein	55	President and Chief Executive Officer of RegeneRx	2002

Rick Hindin	64	Director of Chicken Out Rotisserie Inc.	2002

Joseph McNay	73	Managing Principal, Chairman and Chief Investment Officer of Essex Investment Management Company, LLC	1987

Mauro Bove	52	Head of the Corporate Development Department and Director of Sigma-Tau Finanziaria S.p.A.	2004

Thompson Bowles	75	Retired, thoracic surgeon and former Dean of Medicine and Professor of Surgery at The George Washington University School of Medicine and Health Sciences	2006

Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted “FOR” each of the nominees.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”

THE ELECTION OF EACH OF THE NOMINEES.

Dr. Goldstein is Chairman of the Board of Directors and the Company’s Chief Scientific Advisor. He is also a founder of the Company and Professor and Chairman of the Department of Biochemistry and Molecular Biology at the George Washington University School of Medicine and Health Sciences, a position he has held since 1978. Dr. Goldstein is a recognized expert in the field of immunology and protein chemistry having authored more than 428 scientific articles in professional journals, and the inventor on over 15 U.S. Patents.

Dr. Goldstein discovered several important compounds, including Ta1 and Tb4. Dr. Goldstein serves on the Board of Trustees of the Sabin Vaccine Institute; and, the Richard B. and Lynne V. Cheney Cardiovascular Institute. Dr. Goldstein has also been a pioneer in medical education, developing distance learning programs accessible at www.Frontiersinmedicine.com.

Mr. Finkelstein is the Company’s President and CEO and a member of the Board of Directors. He provides expertise in the creation, implementation, and financing of RegeneRx’s business strategy. Mr. Finkelstein has been a chief executive officer and consultant in the bioscience industry for the past twenty-five years, having served as Chief Executive Officer of three biomedical companies since 1982, including as CEO of the Company from 1984 to 1989 and as Vice-Chairman from 1989 to 1991. He is experienced developing early-stage companies, has been responsible for the regulatory approval and marketing of a number of medical products in the U.S. and abroad, and has raised over $75 million in capital to finance these ventures. He currently serves on the boards of several bioscience firms, including the executive committees of the Technology Council of Maryland and MdBio, Inc., whose missions are to support bioscience development and education in the State of Maryland. Mr. Finkelstein received a business degree from the University of Texas where he majored in finance.

Mr. Hindin, has served as the Company’s Secretary since 2004. Mr. Hindin is the Director of Chicken Out Rotisserie Inc., founded in 1991, which operates 21 restaurants in four states and the District of Columbia, with annual sales in excess of $22 million. In 1967, he co-founded Britches of Georgetown, Inc., (Britches) a clothing retailer specializing in the sale of upscale men’s and women’s apparel and accessories. Mr. Hindin serves as Chairman of the Board of The Institute of Advanced Studies in Immunology and Geriatric Medicine, a non-profit 501(c)(3) corporation that specializes in disseminating medical information to the public as well as providing the pharmaceutical industry with an independent source for testing vaccines and drugs for the elderly. Mr. Hindin is Chairman of the Board of Hinsilblon Laboratories Ltd., a company based in Cape Coral, Florida which sells odor neutralization products and delivery systems. Mr. Hindin is also President of Adworks Inc, a Washington D.C. based advertising and marketing consulting agency.

Mr. McNay is the Managing Principal, Chairman and Chief Investment Officer of Essex Investment Management Company, LLC, a registered investment advisor, from 1976 to present; He is also a director of Softech, Inc. and MPSI System, Inc. As one of Essex’s four Managing Principals, Mr. McNay is responsible for the overall management of the firm. Prior to founding Essex in 1976, he was an Executive Vice President and Director of Endowment Management & Research Corp. for nine years. Before 1967, Mr. McNay was Vice President and Senior Portfolio Manager at the Massachusetts Company. Currently he serves as Trustee of National Public Radio; Simmons College; the Dana Farber Cancer Institute; the Children’s Hospital Investment Committee; and Roxbury Latin School.

Mr. Bove is Head of the Corporate Development Department and a Director of Sigma-Tau Finanziaria S.p.A. Mr. Bove has served in a number of senior positions in business, licensing and corporate development within Sigma-Tau, which has subsidiaries in most European countries and the United States. Mr. Bove has twenty years of business and management experience within the pharmaceutical industry. Mr. Bove obtained his law degree at the University of Parma, Italy, in 1980. In 1985, he attended the Academy of American and International Laws at the International and Comparative Law Center, Dallas, Texas.

Dr. Bowles, retired, was a thoracic surgeon and served as Dean of Medicine and Professor of Surgery at The George Washington University (“GWU”) School of Medicine and Health Sciences from 1976-1988 and as Vice President for Medical Affairs and Executive Dean of the GWU Medical Center from 1988-1992. Dr. Bowles previously served as President of the National Board of Medical Examiners, the medical accrediting organization from 1992-2000. He is also a member of the National Academy of Sciences Institute of Medicine and several national medical societies. Dr. Bowles has served on the editorial board of a number of medical journals and has been a member and chairman of several governmental panels and committees. Dr. Bowles received his medical degree from Duke University and his Ph.D. from New York University.

Board of Directors’ Meetings and Committees

The Company’s Board of Directors met eight (8) times in fiscal 2006 as a full Board. During 2006, no director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served. The Board of Directors of the Company has a standing Audit Committee, a standing Compensation Committee, and a standing Nomination & Corporate Governance Committee. The charter for each can be found at www.regenerx.com.

Director Independence

A majority of the Board of Directors will be “independent” as defined in Section 121A of the American Stock Exchange Company Guide. The independent directors are Joseph C. McNay, Richard J. Hindin, Mauro Bove and Dr. L. Thompson Bowles.

Director Attendance at Annual Meeting

We have no policy requiring directors to attend the Annual Meeting; however, directors are encouraged to attend the annual meeting, at which time they stand for annual re-election. All directors serving on the Board as of our 2006 Annual Meeting attended that meeting.

Communication with the Board of Directors

The Company has established procedures for security holders to communicate directly with the Board of Directors on a confidential basis. Security holders who wish to communicate with the Board or with a particular director may send a letter to the Secretary of the Company at 3 Bethesda Metro Center, Suite 630, Bethesda, Maryland 20814. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Security Holder-Board Communication” or “Security Holder-Director Communication.” All such letters must identify the author as a security holder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the directors addressed. If a security holder wishes the communication to be confidential, such security holder must clearly indicate on the envelope that the communication is “confidential.” The Secretary will then forward such communication, unopened, to the individual indicated.

Director Nomination

While the Nomination and Corporate Governance Committee will consider nominees recommended by stockholders, the Nomination and Corporate Governance Committee has not actively solicited such nominations. Pursuant to the Company’s bylaws, nominations for election as directors by stockholders at a Meeting must be made in writing and delivered to the Company’s Secretary not less than fourteen days nor more than fifty days prior to the date of the meeting. If, however, notice of the meeting is given to stockholders less than twenty-one days prior to the meeting, the nominations must be received by the close of business on the seventh day following the day on which notice of the meeting was mailed to stockholders. The Company did not receive any such nominations from stockholders in connection with the annual meeting.

In identifying and evaluating nominees for director, the Board considers whether the candidate has the highest ethical standards and integrity and sufficient education, experience and skills necessary to understand and wisely act upon the complex issues that arise in managing a publicly-held company. To the extent the Board does not have enough information to evaluate a candidate, the Board may send a questionnaire to the candidate for completion in enough time for Board consideration. The Board will annually assess the qualifications, expertise, performance and willingness to serve of existing directors. If at this time or at any other time during the year the Board of Directors determines a need to add a new director with specific qualifications or to fill a vacancy on the Board, a director, designated by the Board will then initiate the search, working with staff support and seeking input from other directors and senior management, and considering any nominees previously submitted by stockholders. An initial slate of candidates satisfying the qualifications set forth above will then be identified by the Nomination and Corporate Governance Committee and presented to the directors. The directors will then prioritize the candidates and determine if other directors or senior management have relationships with the preferred candidates and can initiate contacts. To the extent feasible, all of the members of the board of directors will interview the prospective candidates. Evaluations and recommendations of the interviewers will be submitted to the whole Board for final evaluation. The Board will meet to consider such information and to select candidates for appointment to the Board at the annual meeting. The Nomination and Corporate Governance Committee recommended the six directors set forth in Proposal 1 for nomination by the full Board. Based on this recommendation, the Board nominated such directors for election at the annual meeting. All the members of the Board of Directors attended the prior year’s annual meeting.

Corporate Governance

The Board expects all directors, as well as officers and employees, to act ethically at all times and to adhere to the policies outlined in our Corporate Code of Conduct and Ethics. The Board also expects the Principal Executive Officer (“CEO”), and the Principal Financial Officer to adhere to the Company’s Code of Ethics for the Principal Executive Officer and Principal Financial Officer. These documents, as well as all of our charters for standing Board committees can be found at www.regenerx.com. These documents are also available in print to any stockholder who requests them by contacting our Investor Relations department at (301) 280-1992 or by sending an e-mail to info@regenerx.com.

2006 Director Compensation

The following table provides the compensation paid to our Directors, including annual board and committee retainer fees, and meeting attendance fees for the fiscal year ended December 31 2006. Information related to Mr. Finkelstein’s compensation is detailed in the “Compensation of Named Executive Officers” section in this Proxy Statement. Mr. Finkelstein does not receive any additional compensation for his services as a Director.

Name	Fees earned or paid in cash	Option awards (2)	All other compensation		Total
Employee Director:
Allan Goldstein	$—	$72,500	$183,750	(3)	$256,250

Non-employee Directors:
Richard Hindin	43,000	54,376	28,000	(4)	125,376
Thompson Bowles	21,750	74,081	—		95,831
Joseph McNay	20,950	54,376	—		75,326
Mauro Bove	20,650	54,376	—		75,026
Albert Rosenfeld	13,500	54,376	20,000	(5)	87,876

(1)	In 2006, each non-employee director was eligible to receive an annual cash retainer fee of $13,500 per year. In addition, the chairman of the Audit Committee and the chairman of the Compensation Committee, each receive an annual retainer of $10,000 for the committee chairmanship. In 2006 Mr. Hindin served as the chairman of both committees. Board members were eligible to receive $1,250 for each Board meeting at which the director was present in person, and $400 for each meeting the director participated by telephone. Board members are also eligible to receive $500 for each committee meeting attended, whether in person or by telephone.
(2)

These amounts reflect expense recognized by us in 2006 for a portion of the current and prior year option awards to directors. Reference is made to Note 2 “Summary of Significant Accounting Policies” in our Form 10-K for the period ended December 31, 2006, filed with the SEC on April 2, 2007, which identifies assumptions made in the valuation of option awards in accordance with FAS 123R. Beginning in 2007 and annually thereafter, our independent directors are eligible to receive a stock option to purchase 15,000 shares of our Common Stock. For 2007, those awards were granted on March 15, 2007. Starting with the

2008 Annual Meeting, those options will be granted upon re-election to the Board. These options vest annually over a four year period, in equal amounts, at each subsequent anniversary date of the grant. Dr. Bowles, as a newly elected independent director on February 16, 2006, was granted an option to purchase 100,000 shares of the Company’s Common Stock which had an aggregate fair market value of $315,000 on the date of grant, computed in accordance with FAS 123R. Starting in 2007, newly elected independent directors will receive an option to purchase 35,000 shares of the Company’s Common Stock upon appointment to the Board. At December 31, 2006 Messrs. Hindin, McNay and Bove each held 175,000 unexercised stock options, Dr. Bowles held 100,000 unexercised stock options, and Dr. Goldstein held 400,000 unexercised stock options.

(3)	In addition to being Chairman of the Board, Dr. Goldstein also serves as the Company’s Chief Scientific Advisor. In this capacity, Dr. Goldstein received compensation of $175,000 for 2006 and participates in the Company’s bonus program, more fully described in Compensation Discussion and Analysis. For 2006, Dr. Goldstein received a discretionary cash bonus of $8,750. Dr. Goldstein also may receive post employment benefits as set forth in the section titled: Potential Payments Upon Termination or Change in Control.
(4)	Prior to the assumption of the chairmanship of the Audit Committee after the 2006 Annual Meeting on July 26, 2006, Mr. Hindin provided financial consulting services to the Company on a retainer basis. All Other Compensation, for Mr. Hindin represents 7 months of these services which were subsequently terminated.
(5)	Mr. Rosenfeld retired from the Company’s Board of Directors in 2006 and received a $20,000 lump sum retirement payment.

Medical and Scientific Advisory Board

RegeneRx’s Medical and Scientific Advisory Board (“MSAB”) consists of experts in various medical and scientific fields who advise RegeneRx on key aspects of its wound-healing technology platform, based on Tb4. They advise RegeneRx in such areas as potential therapeutic uses for Tb4, strategies for clinical development, and evaluation of new scientific or medical data. In addition, the members also introduce RegeneRx to companies who might be interested in working with it on its technology.

Upon appointment to the MSAB members receive options to purchase 30,000 shares of the Company’s Common Stock at the current market value. These options vest annually over a four year period, in equal amounts, at each subsequent anniversary date of the grant. They also receive $500 for each MSAB annual meeting they attend plus all travel expenses. The MSAB has had no annual meetings to date although the Company meets individually with most members of the MSAB throughout the year.

The members of the MSAB are Allan L. Goldstein (Chairman); Albert Rosenfeld; Herve Byron, MD; Barrett Katz, MD, MBA; Steve Kovacs, MD, MBA; Claudio De Simone, Ph.D.; Jo-David Fine, MD, MPH.; Paolo Carminati, Ph.D.; Ewald Hannappel, Ph.D., Gabriel Sosne, M.D., Hynda Kleinman, Ph.D., and Deepak Srivastava, MD.

COMPENSATION DISCUSSION AND ANALYSIS

Objective of Compensation

As discussed in greater detail below, compensation for our executives consists of four elements: base salary, bonus, stock options, and benefit programs. In administering these elements, the Compensation Committee is focused on the objective that our compensation program is to provide competitive, market-based compensation to incentivize our executives and employees in achieving critical clinical development milestones and other corporate goals, and thereby enhancing shareholder value. Given our stage of clinical development, we recognize the critical need to obtain human data to validate the degree to which Thymosin beta 4 (“Tb4”) is efficacious in various medical indications. We also recognize the need to efficiently utilize our cash resources as we implement these clinical development efforts. We have therefore adopted a conservative compensation strategy that is market-based and reflective of the lowest 25th percentile of the competitive range for cash compensation and the median or lower for equity compensation. In addition, we provide all of our employees a modest set of employee benefits, namely health, basic life and dental insurance, and a safe harbor 401(k) retirement plan, and our executives receive a supplemental life insurance benefit.

For benchmarking purposes, we have considered the information set forth in the 2005 Radford Biotechnology Survey (the “Radford Survey”) for executives of publicly-traded companies with fewer than 50 employees (their smallest sub-group). Namely, this information included base pay and the targeted cash bonus. Our Compensation Committee also engaged an independent consultant to summarize compensation information for nine publicly-traded biotechnology entities that reported little to no revenue and whose market capitalizations ranged from $30 million to $135 million to compare with our market capitalization approximating $90 million at the time of the analysis. This survey analyzed total cash compensation contained in the most recently filed proxy statements, in addition to the amount of equity awards made to the named executive officers (“NEOs.”)

Elements of Compensation

Base salary

We pay base salaries to compensate our executives for performing specific job responsibilities. Base salaries represent a fixed portion of compensation and vary by position. Our base salary program for executives follows the same methodology used for all employees in terms of benchmarking and positioning relative to the market data. We intend to review market data bi-annually and adjust base salary in intervening years by changes in the Consumer Price Index.

Bonus

We choose to award bonuses in order to reward annual performance, which are expressly linked to successful achievement of pre-specified annual corporate performance goals. Among all of the compensation elements for our executives, bonuses provide the most direct link between compensation levels and annual corporate performance. Our bonus program for our executives is the same program as that utilized with our other employees and Dr. Goldstein, our Chief Scientific Advisor. Bonuses are paid in cash.

Overall bonus pool funding: Based on the Radford Survey we have defined a targeted bonus percentage for each position, which is equal to the 25th percentile targeted cash bonus for each of our respective employee positions. Each individual employee’s maximum bonus award potential (“bonus potential”) is then fixed based on this percentage. The bonus potential will be earned based on individual performance (representing 25% for the bonus potential for 2006 and 30% for 2007) and the achievement of corporate performance goals (representing 75% of the bonus potential for 2006 and 70% for 2007).

Corporate performance goals: As a measure of the Company’s success in obtaining clinical data showing that Tb4 is efficacious in various human medical indications, the Compensation Committee annually identifies certain performance goals targeted toward this objective, near the beginning of each year. For 2006, the Compensation Committee required that three of five corporate and clinical development goals be achieved by the end of 2006 in order for the employees to receive their corporate performance bonus potential (75%). Since at least three of the five goals were not achieved by the end of 2006, $0 was awarded for the corporate performance portion of our bonus. For 2007, the Compensation Committee has established seven corporate and clinical development goals, each goal having an equal weight and associated dollar value, and each goal payable separately upon achievement of the respective goal.

Individual performance targets: The bonus potential based on individual performance (25% for 2006) is awarded based on the Compensation Committee’s discretion.

Our independent consultant, based on their review of nine publicly-traded biotechnology companies as outlined previously, confirms that the total potential 2007 cash compensation for our executives is less than or equal to the 25th percentile of the most recently filed data regarding actual cash payments to the NEOs of the surveyed companies.

Stock Options

Stock option awards are intended to align the interests of our executives with those of our stockholders and to motivate our executives with respect to the Company’s long-term performance.

Eligible Persons: All regular, full-time employees are eligible to receive stock options under the RegeneRx Biopharmaceuticals, Inc. 2000 Stock Option and Incentive Plan (as amended). We currently grant both incentive and non-qualified stock options to our executives and other employees. We do not have equity ownership guidelines for our executives.

Timing of Grants and Exercise Price: For purposes of recurring annual awards, our Compensation Committee has pre-determined quarterly award dates during the calendar year (“the recurring award dates”). The Compensation Committee will then consider an annual award of stock options on the first recurring award date subsequent to an employee’s anniversary of employment. Also, the Compensation Committee may consider one-time option awards for meritorious achievement on these recurring award dates. For new employees, new Board appointments or new Scientific Advisory Board appointments, options will be approved by the Compensation Committee prior to the first day of service, to be granted on the first day of service. All option grants are priced at the closing price on the date of grant. Given that both the annual and new hire grants are made using a fixed-date approach, the Compensation Committee does not consider the release or possession of material non-public information in determining grant dates.

Individual Grants: The Compensation Committee has used the median survey results obtained by their independent consultant, along with their judgment of relative equity among the positions employed to target an amount appropriate for individual recurring grants. Recurring and new hire grants typically vest in annual increments over four years.

Benefit Programs

Our benefit programs for executives, along with all of our employees, are limited in size and scope as compared to the market. We offer a high deductible health plan, dental, a “safe harbor” 401 (k) plan, basic life, accidental death and dismemberment insurance, short & long term disability, and paid time off. Additionally, for our executives we offer a supplemental life insurance benefit and for our Chief Executive Officer we offer supplemental disability insurance.

We work with consultants to limit our program costs and use competitive bidding for certain programs such as our medical insurance plan.

Decision-Making

The Compensation Committee (i) reviews and approves our annual bonus pool and associated corporate goals, annual stock option grants and cash compensation of our executives; and, (ii) administers our equity incentive plans, bonus program and certain other corporate benefits programs.

Since our compensation programs apply to all employees, including executives, our CEO and other executives are responsible for establishing the general parameters of each program, but the Compensation Committee approves those aspects of each program that apply to our executives. Within each program our executives do not participate in setting the specific reward levels that apply to their own positions.

The salary increase, bonus, and stock option award for each executive is determined solely by the Compensation Committee after a review of the factors described above. The CEO recommends salary increases, bonus amounts and stock option grant amounts for other executives, and the Compensation Committee approves any increases, bonuses or option grants after reviewing the supporting market data and other Company and individual performance information.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

The following information outlines the compensation paid to our Named Executive Officers, including salary, bonuses, stock options and other compensation for the fiscal year ended December 31, 2006:

Summary Compensation Table for 2006

Name and Principal Position	Year	Salary (1)	Bonus (2)	Option Awards (3)	Non-Equity Incentive Plan Compensation (4)	All Other Compensation (5)	Total
J.J. Finkelstein, Chief Executive Officer	2006	$288,000	$15,000	$72,500	$—	$15,990	$391,490

Neil Lyons, Chief Financial Officer	2006	182,053	9,454	118,840	—	7,268	317,615

David Crockford, VP Clinical and Regulatory Affairs	2006	192,708	9,813	72,500	—	10,552	285,573

(1)	Reflects base salary before pretax contributions and therefore includes compensation deferred under our safe harbor 401(k) plan.
(2)	Reflects the discretionary portion of our bonus plan.
(3)	These amounts reflect expense recognized by us in 2006 for a portion of the current and prior year option awards to our NEOs. Reference is made to Note 2 “Summary of Significant Accounting Policies” in our Form 10-K for the period ended December 31, 2006, filed with the SEC on April 2, 2007, which identifies assumptions made in the valuation of option awards in accordance with FAS 123R.
(4)	Reflects amounts earned under our bonus plan subject to the achievement of corporate performance goals.
(5)	Primarily reflects the Company’s match of executive compensation deferrals into our safe harbor 401(k) plan, along with supplemental life and disability insurance premiums. None of the individual items exceeded $10,000.

Grants of Plan-based Awards in 2006

As more fully summarized in the Compensation Discussion and Analysis section, subtitled Bonus, the Compensation Committee required that at least three specified clinical and corporate performance goals be achieved in order for our executives to earn their corporate performance bonus potential. Under the terms of the bonus plan, no bonuses related to corporate performance were earned in 2006, nor were any stock options granted.

Outstanding Equity Awards at Fiscal 2006 Year-End

The following information outlines outstanding equity awards held by the named executive officers as of December 31, 2006. All of these outstanding equity awards are in the form of option awards and are set forth in the table below. None of our named executive officers hold any stock awards. All awards originate from RegeneRx’s Amended and Restated 2000 Stock Option and Incentive Plan.

	Option Awards
Name and Principal Position	Option Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/sh)	Option Expiration Date
J.J. Finkelstein, Chief Executive Officer	1/1/2002	(1)	500,000		$0.33	1/1/2012
	4/1/2005	(2)	25,000	75,000	3.21	4/1/2015

Neil Lyons, Chief Financial Officer	4/7/2005	(3)	33,333	166,667	3.10	4/7/2015

David Crockford, VP Clinical and Regulatory Affairs	7/1/2003	(4)	15,000		1.07	7/1/2013
	1/1/2004	(5)	31,250	93,750	0.86	1/1/2014
	4/1/2005	(5)	10,000	90,000	3.21	4/1/2015
	5/25/2005	(5)	2,500	22,500	3.82	5/25/2015

(1)	The options vest and become exercisable in equal installments on the first three anniversaries of the grant date.
(2)	The options vest and become exercisable in equal installments on the first four anniversaries of the grant date.
(3)	The options vest and become exercisable in equal installments on the first six anniversaries of the grant date.
(4)	The options vested upon issuance.
(5)	The options vest and become exercisable on the first five anniversaries of the grant date in the following order: 10%, 15%, 20%, 25%, 30%.

Option Exercises and Stock Vested in 2006

None of our named executive officers exercised options in 2006. None of our named executive officers hold any stock awards.

Employment Agreements

We have entered into employment contracts with each of our named executive officers, including J.J. Finkelstein, David Crockford, and Neil Lyons our President and Chief Executive Officer; Vice President of Clinical and Regulatory Affairs; and Chief Financial Officer, respectively. Mr. Finkelstein’s employment agreement was entered into January 1, 2002 and had an initial term of three years. The agreement is automatically extended for successive one-year terms unless we or Mr. Finkelstein elect not to extend the agreement. Messrs. Crockford and Lyons’ employment agreements were entered into on March 1, 2005 and April 12, 2007, respectively, and both have initial terms of one year and are automatically extended for successive one-year terms unless we or Messrs. Crockford and Lyons elect not to extend the agreement. Pursuant to their respective employment agreements, Messrs. Finkelstein, Crockford and Lyons are entitled to participate in and receive all standard employee benefits and to participate in all of our applicable incentive plans, including stock option, stock, bonus, savings and retirement plans.

At any time during the terms of Messrs. Finkelstein, Crockford and Lyons’ employment agreements, the Board may terminate their employment with or without cause. If Mr. Finkelstein is terminated without cause (as defined in the employment agreement), then we are obligated to pay him a lump sum payment in an amount equal to his then annual base salary (less federal and state tax withholding) as severance pay. If Mr. Crockford’s employment is terminated without cause (as defined in the employment agreement), then we are obligated to pay him a lump sum payment in an amount equal to nine months of his then annual base salary (less federal and state tax withholding) if such termination occurs between one and three years of employment. After three years of employment, our severance responsibility is one year of salary. If Mr. Lyons’ employment is terminated without cause (as defined in the employment agreement), then we are obligated to pay him a lump sum payment in an amount equal to 50% of his then annual base salary (less federal and state tax withholding) as severance. If their respective termination is “for cause,” then Messrs. Finkelstein, Crockford and Lyons are not entitled to receive any payment under their employment agreements beyond the date of their termination. Information regarding applicable payments due upon a change in control under Messrs. Finkelstein, Crockford and Lyons’ employment agreements are provided under the heading “Potential Payments Upon Termination or Change in Control.”

Potential Payments Upon Termination or Change in Control

If employment is terminated without cause for any of our named executive officers or our Chairman, the individual would be entitled to severance ranging from six months to one year of pay, and certain benefits. Additionally, if the individual terminates his employment for any reason within 12 months after a change of control event, we are obligated to pay the individual a lump sum severance payment of like amount. Our named executive officers are also entitled to continuation of health and welfare benefits for their respective severance period. The following table sets forth our potential payments upon termination or change in control as of December 31, 2006.

Name	Lump Sum Cash Severance Payment	Continuing Health and Welfare Benefits
J.J. Finkelstein	$288,000	$8,322
Allan Goldstein	175,000	—
David Crockford	147,188	7,886
Neil Lyons	94,538	6,077

Equity Compensation Plan Information

The following table gives information about the Company’s Common Stock that may be issued upon the exercise of options, warrants and rights under all existing equity compensation plans as of December 31, 2006.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by stockholders	2,685,000	$1.66	1,480,000
Equity compensation plans not approved by stockholders	—	—	—

Total	2,685,000	$1.66	1,480,000

COMPENSATION COMMITTEE MATTERS

The Compensation Committee of the Board of Directors consists of all independent Board members. Mr. Hindin was appointed the Chair of the Compensation Committee on July 26, 2006. The Compensation Committee is responsible for reviewing and approving the Company’s compensation and benefit plans, programs and policies and determining the compensation of our executive officers, including Dr. Goldstein our Chairman, and Mr. Finkelstein our CEO. The Compensation Committee has the authority to retain a compensation consultant to assist the Compensation Committee in the evaluation of the compensation of the Company’s Chairman, CEO, and Board members. The Compensation Committee retained Reznick Group, LLC, who is also the Company’s independent registered accounting firm, to assist in determining appropriate compensation. Please see the “Compensation Discussion and Analysis” section for a more detailed review of our compensation strategy.

The Compensation Committee operates under a formal written charter available on the Company’s website at www.regenerx.com. The charter is available in print to any stockholder who requests it by contact our Investor Relations department at RegeneRx Biopharmaceuticals, Inc., 3 Bethesda Metro Center, Suite 630, Bethesda, Maryland 20814, or by phone at 301-280-1992, or by e-mail to: info@regenerx.com.

Compensation Committee Report (1)

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of SEC Regulation S-K with management. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the registrant’s proxy statement on Schedule 14A.

Submitted by the Compensation Committee of the Company’s Board of Directors:

Richard J. Hindin

Joseph C. McNay

L. Thompson Bowles

Mauro Bove

(1)	The material in this report is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in those filings.

AUDIT COMMITTEE MATTERS

The Audit Committee of the Board of Directors consists of Messrs. Hindin, McNay and Bowles, with Mr. Hindin acting as the Chair. Mr. Hindin was appointed the Chair of the Audit Committee on July 26, 2006. The Audit Committee meets regularly with management, the independent registered public accounting firm, both jointly and separately, has sole authority to hire and fire the Company’s independent registered public accounting firm, and reviews our financial reporting process on behalf of the Board. The Audit Committee operates under a formal written charter available on the Company’s website at www.regenerx.com. The charter is available in print to any stockholder who requests it by contact our Investor Relations department at RegeneRx Biopharmaceuticals, Inc., 3 Bethesda Metro Center, Suite 630, Bethesda, Maryland 20814, or by phone at 301-280-1992, or by e-mail to: info@regenerx.com.

Each member of the Audit Committee is an independent member director in accordance with both Section 121A of the American Stock Exchange Company Guide, and Rule 10A-3 of the Securities Exchange Act of 1934. In addition, the Board has determined that each member of the Audit Committee does not have a material relationship with the Company either directly, or as a partner, stockholder or officer of any organization that has a relationship with the Company. Furthermore, the Board determined that Messrs. Hindin and McNay also qualify as an “audit committee financial expert” as defined under SEC rules.

The Audit Committee pre-approves all audit and non-audit engagement fees, and terms and services. On an ongoing basis, management communicates specific projects and categories of services for which advance approval of the Audit Committee is required. The Audit Committee reviews these requests and advises management and the independent auditors if the Audit Committee pre-approves the engagement of the independent auditors for such projects and services. On a periodic basis, the independent auditors report to the Audit Committee the actual spending for such projects and services compared to the approved amounts.

Audit Committee Report (1)

The Audit Committee has issued the following report with respect to the audited financial statements of the Company for the year ended December 31, 2006:

•	The Audit Committee has reviewed and discussed with the Company’s management the Company’s 2006 audited financial statements;

•	The Audit Committee has discussed with the Company’s independent auditors (Reznick Group, P.C.) the matters required to be discussed by Statement on Auditing Standards No. 61;

•

The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditors’ independence from the Company) and has discussed with the auditors their independence from the Company; and

Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the fiscal 2006 audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006.

Submitted by the Audit Committee of the Company’s Board of Directors:

Richard J. Hindin

Joseph C. McNay

L. Thompson Bowles

(1)	The material in this report is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in those filings.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), requires the Company’s directors and executive officers, and persons who own more than 10% of the Company’s common stock, to report to the SEC their initial ownership of the Company’s common stock and any subsequent changes in that ownership. Specific due dates for these reports have been established by the SEC and the Company is required to disclose any late filings or failures to file.

To the Company’s knowledge, based solely on its review of the copies of such reports furnished to the Company or written representations that no reports were required during the fiscal year ended December 31, 2006, the Company believes that during the past fiscal year its officers, directors and greater than ten percent (10%) beneficial owners complied with all filing requirements under Section 16(a) of the Exchange Act, except that a late Form 3 was filed for each of L. Thompson Bowles, Mauro Bove and David Crockford, and one late Form 4 was filed for each of Joseph C. McNay (warrant exercise), Allan L. Goldstein (gifted shares) and J.J. Finkelstein (gifted shares).

PROPOSAL 2—RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected Reznick Group, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2007, subject to the ratification of this appointment by stockholders at the Meeting. A representative of Reznick Group, P.C. is expected to attend the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

Stockholder ratification of Reznick Group, P.C. as our independent registered public accounting firm is not required by our bylaws or otherwise. The Board of Directors is seeking such ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection of Reznick Group, P.C. as our independent registered public accounting firm, the Audit Committee of the Board of Directors will consider whether to retain that firm for the year ending December 31, 2007.

A majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting is required for approval of this proposal.

Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted “FOR” the ratification of the appointment of the auditors.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE

RATIFICATION OF THE APPOINTMENT OF THE AUDITORS.

Principal Accounting Fees and Services

Fees paid to the Reznick Group, P.C. for the last two fiscal years ended December 31 were as follows:

	2006	2005
Audit fees	$43,000	$35,000
Audit-related fees	6,600	7,036
Tax fees	3,500	3,500
All other fees	—	—

Audit fees include fees for our annual financial statement audit, along with fees associated with the review of our quarterly financial statements.

Audit-related fees include fees for reviews and consents necessary to engage in equity transactions that we have, from time to time, executed.

Tax fees include the preparation and filing of our corporate federal and state income tax returns.

All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by Reznick Group, P.C. was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

ADDITIONAL INFORMATION

Stockholder Proposals for 2008 Meeting

If you intend to present a stockholder proposal at next year’s Meeting, your proposal must be received by the Company at its executive offices, located at 3 Bethesda Metro Center, Suite 630, Bethesda, Maryland 20814, by December 19, 2007 to be eligible for inclusion in the Company’s proxy materials for that meeting. Your proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and the Company’s certificate of incorporation and bylaws and Delaware law.

REVOCABLE PROXY

REGENERX BIOPHARMACEUTICALS, INC.

☒ PLEASE MARK

VOTES AS IN THIS EXAMPLE

ANNUAL MEETING OF STOCKHOLDERS

JUNE 7, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF REGENERX BIOPHARMACEUTICALS, INC. (THE “COMPANY”) FOR USE AT ITS ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 7, 2007 AND AT ANY ADJOURNMENT THEREOF.

The undersigned being a shareholder of the Company as of April 13, 2007, hereby authorizes the Board of Directors of the Company or any successors thereto as proxies, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at 2550 M Street, NW, Washington, DC on Wednesday, June 7, 2007 at 10:00 a.m., Eastern Time, and at any adjournments of said meetings, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as follows:

	For	Withhold Authority	For All Expect

1. ELECTION OF DIRECTORS	☐	☐	☐

         Nominees: For a one-year term:

J.J. Finkelstein	Allan L. Goldstein	L. Thompson Bowles
Richard J. Hindin	Joseph C. McNay	Mauro Bove

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the names(s) of any such nominee(s) in the space provided below.

2. Proposal to ratify Reznick Group, P.C. as the Company’s independent auditors for the fiscal year ending December 31, 2007.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please be sure to sign and date this Proxy in the box below.

Date:

Stockholder sign above – Co-holder (if any) sign above

Detach above card, sign, date and mail in postage paid envelop provided.

REGENERX BIOPHARMACEUTICALS, INC.

THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED THE SIGNED PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED AT THE DISCRETION OF THE PROXIES.

NOTE:	Please sign exactly as your name(s) appear(s) on this proxy. When signing in representative capacity, please give full title. When shares are held jointly, only one holder needs sign.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.